                                                                                             Exhibit 99.3

                                                EDISON INTERNATIONAL
                                         Director Nonqualified Stock Options
                                              2005 Terms and Conditions

Edison  International  (EIX)  nonqualified  stock  options to purchase EIX Common Stock (EIX  Options) and dividend equivalents  awarded  under the EIX  Equity  Compensation  Plan  (ECP) for  non-employee  members  of the Boards of
Directors  (Holders) of EIX or Southern  California  Edison  Company (SCE) are subject to the  following  terms and conditions:

1.     PRICE
The  exercise  price of an EIX  Option  stated in the award  certificate  is the  average of the high and low sales prices of EIX Common Stock on the New York Stock Exchange for the date of the award.

2.     VESTING AND TERM
(a) The EIX  Options  and  dividend  equivalents  are  fully  vested as of the date of grant.  Subject  to  earlier termination  as  provided  below,  the EIX  Options  shall have a term of ten years from the date of grant  (Option
Term) and any EIX Option outstanding at the end of the Option Term will terminate.

(b) Except as  provided  below and subject to earlier  termination  at the end of the Option  Term,  if a Holder no longer  serves on either the EIX or the SCE Board of  Directors,  the Holder's EIX Options will  terminate,  to the extent not  previously  exercised,  180 days after the last day on which the Holder  served as a director of EIX or
SCE.  In such  circumstances,  no  dividend  equivalents  will be  credited  to the  Holder's  account  after  such termination date of the Holder's EIX Options.

(c) If a Holder no longer  serves on either the EIX or the SCE Board of Directors and the Holder's  termination  of service as a director is due to the Holder's  retirement  from the Board(s) after attaining at least age 65, or the
Holder's  disability or death, then,  subject to earlier  termination as provided in Section 2(d), the Holder's EIX
Options may be exercised by the Holder or beneficiary  through the end of the Option Term and dividend  equivalents will continue to accrue as provided in Section 4.

(d)  Notwithstanding  the  foregoing,  upon a Change in Control of EIX,  this Section 2(d) shall apply.  "Change in
Control of EIX"  shall be as defined in  Appendix  A. If EIX  Common  Stock does not remain  outstanding  after the
Change in Control of EIX, and the new owners do not replace EIX Options with  substantially  equivalent  options, a cash out of  unexercised  EIX  Options  will occur  based on the  average  of the high and low sales  prices of EIX
Common Stock on the New York Stock Exchange  immediately prior to the Change in Control,  and dividend  equivalents will be paid.  If EIX Common  Stock does  remain  outstanding  after the Change in  Control,  or if EIX Options are replaced with substantially  equivalent  options,  the unexercised  options and dividend  equivalents will continue according to their  original  terms unless a Director's  Board service is  involuntarily  terminated as a result of such  Change  in  Control  within  one  year  of the  Change-in-Control  event.  Following  such  termination,  any unexercised options will

remain  exercisable  for a period of two years  after the  termination  date or until the end of the Option Term if that date is earlier.

3.     EIX OPTION EXERCISE

(a) The Holder may exercise an EIX Option by contacting  the broker  designated  by EIX after  obtaining any EIX or other required  clearances.  EIX may require the Holder to provide  written notice of an option  exercise.  Payment must be in cash, or its equivalent,  including EIX Common Stock,  if held at least six months prior,  valued on the exercise  date at a per share price equal to the  average of the high and low sales  prices of EIX Common  Stock on the New York Stock Exchange.  A  broker-assisted  "cashless"  exercise may be  accommodated  for EIX Options at the discretion of EIX.  Until payment is accepted,  the Holder will have no rights in the optioned  stock.  EIX Options may be  exercised at any time  through the end of the Option Term except as  otherwise  provided in Sections  2(b),
2(c), and 2(d).

(b) The Holder agrees that any  securities  acquired by him or her hereunder are being  acquired for his or her own account for investment and not with a view to or for sale in connection with any  distribution  thereof and that he or she  understands  that such  securities  may not be sold,  transferred,  pledged,  hypothecated,  alienated,  or otherwise  assigned or disposed of without either  registration under the Securities Act of 1933 or compliance with the exemption provided by Rule 144 or another applicable exemption under such act.

(c) The Holder  will have no right or claim to any  specific  funds,  property  or assets of EIX as a result of the
EIX Options or dividend equivalents.

4.     DIVIDEND EQUIVALENTS

(a) A dividend  equivalent  account  will be  established  on behalf of the  Holder.  During the  five-year  period commencing on the date of grant,  for each dividend paid on EIX Common Stock after the date of grant,  this account will be  credited  with the  amount of  dividends  that  would have been paid on the number of shares of EIX Common
Stock covered by the Holder's  corresponding  EIX Option award  (dividend  equivalents)  except as provided  below.
The dividend  equivalents  will be credited on the  ex-dividend  date for EIX Options  held on that date.  Dividend equivalents will accumulate in this account without interest.

(b) Accumulated  dividend  equivalents will be paid on or as soon as  administratively  practical after each June 1 of the years 2006 through 2010.

(c) Dividend  equivalents  will be paid in cash;  provided,  however,  that the Committee  shall have discretion to make any such payment in the form of the number of whole  shares of EIX Common  Stock  obtained by dividing (a) the amount of the  vested  dividend  equivalents  otherwise  payable  in cash  pursuant  to this  Section 4, by (b) the average  of the high and low sales  prices per share of EIX Common  Stock on the New York  Stock  Exchange  for the
date such amount becomes  payable.  In the event dividend  equivalents are paid in shares of EIX Common Stock,  any fractional  shares  resulting from the foregoing  calculation  will be paid in cash. The dividend  equivalents  are subject to termination and other conditions  specified in Sections 2(b), 2(c), and 2(d).  Notwithstanding  anything else herein to the contrary, no further dividend equivalents will accrue as to any EIX Option once that EIX Option is exercised, expires or otherwise terminates.

(d)  Notwithstanding  the above,  Holders may  irrevocably  elect to defer receipt of all or a part of the dividend equivalents  pursuant  to the  terms  of the EIX  Director  Deferred  Compensation  Plan  (DDCP).  To make  such an election,  a Holder  must  submit a signed  agreement  in the form  approved  by, and in advance of the  applicable deadline  established  by,  the  administrator  of the DDCP.  In the event of any  timely  deferral  election,  the dividend  equivalents  with respect to which the deferral  election was made shall be paid in  accordance  with the terms of the DDCP.

5.     TRANSFER AND BENEFICIARY
(a) EIX Options and dividend equivalents of the Holder are transferable to a spouse, child or grandchild, or trusts or other vehicles established exclusively for their benefit.  Any transfer request must specifically be authorized by EIX in writing and shall be subject to any conditions, restrictions or requirements as the administrator may determine.

(b) The Holder may  designate a  beneficiary  who,  upon the death of the Holder,  will be entitled to exercise the
EIX Options and dividend  equivalents  subject to the provisions of the ECP and these terms and conditions  through the end of their  original  terms.  To the extent EIX Options or any portion  thereof,  is ordered  paid to a third party  pursuant to court order,  levy, or any other  assessment  imposed by legal  authority,  a cash award will be substituted by EIX for such portion otherwise payable in EIX shares rounded up to the next whole share.

6.     TAXES
The Holder shall be responsible  for any and all taxes  resulting from the grant or exercise of the EIX Options and dividend equivalents.

7.     CONTINUED SERVICE
Nothing in the award  certificate  or these terms and  conditions  will be deemed to confer on the Holder any right to continue in service as a director of EIX or SCE.

8.     NOTICE OF DISPOSITION OF SHARES AND SECTION 16
Holder  agrees that if, while  serving as a Director and for as long as he or she remains  subject to Section 16 of the  Securities  Exchange  Act of 1934,  as amended,  and the rules and  regulations  thereunder,  he or she should dispose  of any  shares of stock  acquired  on the  exercise  of EIX  Options,  including  a  disposition  by sale, exchange, gift or transfer of legal title, the Holder will notify EIX promptly of such disposition.

9.     AMENDMENT
The EIX Options and  dividend  equivalents  are subject to the terms of the ECP as amended  from time to time.  EIX reserves the right to  substitute  cash awards  substantially  equivalent  in value to the EIX Options and dividend equivalents.  EIX also  reserves the right to amend the EIX Options and dividend  equivalents  from time to time to the extent that EIX reasonably  determines  that the amendment is necessary or advisable to comply with  applicable laws,  rules or  regulations  or to  preserve  the  intended  tax  consequences  of the EIX  Options  and  dividend equivalents (including, without limitation, compliance with Section 409A of the Internal Revenue Code and regulations  and  guidance  issued  thereunder,  to the extent that Section 409A is  applicable  thereto).  The EIX
Options and dividend  equivalents  may not otherwise be restricted or limited by any plan  amendment or termination approved after the date of the award without the Holder's consent.

10.    FORCE AND EFFECT
The  various   provisions   herein  are  severable  in  their  entirety.   Any   determination   of  invalidity  or
unenforceability  of any one  provision  will have no effect on the  continuing  force and effect of the  remaining provisions.

11.    GOVERNING LAW
The terms and  conditions  of the EIX Options and  dividend  equivalents  will be  construed  under the laws of the
State of California.

12.    NOTICE
Unless waived by EIX, any notice  required  under or relating to the EIX Options and dividend  equivalents  must be in writing,  with postage prepaid,  addressed to: Edison  International,  Attn: Corporate Secretary,  P.O. Box 800,
Rosemead, CA 91770.

EDISON INTERNATIONAL

/s/ Beverly P. Ryder
--------------------------------
Beverly P. Ryder, Vice President

                                                     APPENDIX A

                               DIRECTOR NONQUALIFIED OPTIONS AND DIVIDEND EQUIVALENTS
                                               TERMS AND CONDITIONS

                                                 CHANGE IN CONTROL

"Change in Control of EIX" shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:

         (a)      Any Person (other than a trustee or other fiduciary holding securities under an employee benefit plan of EIX) becomes the Beneficial Owner, directly or indirectly, of securities of EIX representing thirty percent (30%) or more of the combined voting power of EIX's then outstanding securities.  For purposes of this clause, "Person" shall not include one or more underwriters acquiring newly-issued voting securities (or securities convertible into voting securities) directly from EIX with a view towards distribution.

         (b)      On any day after the date of grant (the "Reference Date") Continuing Directors cease for any reason to constitute a majority of the Board.  A director is a "Continuing Director" if he or she either:

                  (i)      was a member of the Board on the applicable Initial Date (an "Initial Director"); or

                  (ii)     was elected to the Board, or was nominated for election by EIX's shareholders, by a vote of at least two-thirds (2/3) of the Initial Directors then in office.

                  A member of the Board who was not a Director on the applicable Initial Date shall be deemed to be an Initial Director for purposes of clause (b) above if his or her election, or nomination for election by EIX's shareholders, was approved by a vote of at least two-thirds (2/3) of the
                  Initial Directors (including directors elected after the applicable Initial Date who are deemed to be Initial Directors by application of this provision) then in office.

                  "Initial Date" means the later of (A) the date of grant or (B) the date that is two (2) years before the Reference Date.

         (c)      EIX is liquidated; all or substantially all of EIX's assets are sold in one or a series of related transactions; or EIX is merged, consolidated, or reorganized with or involving any other corporation, other than a merger, consolidation, or reorganization that results in the voting securities of EIX outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity)
                  more than fifty percent (50%) of the combined voting power of the voting securities of EIX (or such surviving entity) outstanding immediately after such merger, consolidation, or reorganization.  Notwithstanding the foregoing, a bankruptcy of EIX or a sale or spin-off of an
                  EIX Affiliate (short of a dissolution of EIX or a liquidation of substantially all of EIX's assets, determined on an aggregate basis) will not constitute a Change in Control of EIX.

         (d)      The consummation of such other transaction that the Board may, in its discretion in the circumstances, declare to be a Change in Control of EIX for purposes of the Plans.